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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 30, 1997


                      AWARD SOFTWARE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
                (State or other jurisdiction of incorporation)



     0-28904                                          94-2893462
(Commission File No.)                         (IRS Employer Identification No.)



                            777 E. MIDDLEFIELD ROAD
                           MOUNTAIN VIEW, CA  94043
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:

                                (415) 968-4433


                          ___________________________

                                       1.
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                               EXPLANATORY NOTE

     This Form 8-K/A is being filed solely for the purpose of amending Exhibit
2.1 to the Form 8-K Current Report.

                                       2.
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On May 30, 1997, Award Software International, Inc. (the "Company") acquired all of the outstanding stock of Unicore Software, Inc. ("Unicore") through the merger of Unicore with and into a wholly owned subsidiary of the Company pursuant to an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of May 29, 1997, by and among the Company, its wholly owned subsidiary, Unicore and Pierre A. Narath ("Narath) (the "Acquisition"). Unicore is engaged in the business of providing basic input/output software upgrades for personal computers and embedded systems. Pursuant to the terms of the Merger Agreement, the Company issued to Narath, the selling shareholder, 218,571 shares of the Company's common stock. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a pooling of interests. The terms of the Merger Agreement were determined through arms'-length negotiations between the Company and Unicore and Narath. In addition, Mr. Narath entered into an employment agreement with the Company pursuant to which Mr. Narath shall serve as a vice president of the Company and president of Unicore, the Company's wholly owned subsidiary.


                                       3.
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)    Not applicable.

     (b)    Not applicable.

     (c)    Exhibits

Exhibit No.    Description

2.1/*/ Agreement and Plan of Merger and Reorganization dated as of May 29, 1997, by and among Award
               Software International, Inc., Award Merger Sub
               Corp., Unicore Software, Inc. and Pierre A. Narath.

10.18          Registration Rights Agreement dated as of May 30,
               1997 between Award Software International, Inc.
               and Pierre A. Narath.

10.19          Escrow Agreement dated as of May 30, 1997 among
               Award Software International, Inc., Pierre A.
               Narath and First Trust of California, N.A.

10.20 Employment Agreement dated as of May 30, 1997 between Pierre A. Narath and Award Software
               International, Inc.

10.21 Employee Proprietary and Inventions Agreement dated as of May 30, 1997 between Award Software
               International, Inc. and Pierre A. Narath.

10.22 Noncompetition Agreement dated as of May 30, 1997 between Pierre A. Narath and Award Software
               International, Inc.

10.23          General Release dated as of May 30, 1997 between
               Pierre A. Narath  and Award Software
               International, Inc.



_____________________
/*/ Confidential Treatment Requested for portions of this document.

                                      4
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AWARD SOFTWARE INTERNATIONAL, INC.



Dated:  September 17, 1997         By:  /s/ Kevin J. Berry
                                      ---------------------------------------
                                        Kevin J. Berry
                                        Vice President, Chief Financial
                                        Officer, Treasurer and Secretary